MASTER SECURED PROMISSORY NOTE


$3,000,000                     Knoxville, Tennessee           January 21, 1999

         FOR VALUE RECEIVED, on or before July 30, 1999 (the "Maturity Date"), the undersigned BETHLEHEM ADVANCED MATERIALS CORPORATION, a Pennsylvania corporation (referred to herein as "Maker"), promises to pay to the order of NATIONSBANK, N.A., a national banking association organized under the laws of the United States of America ("Payee"; Payee and any subsequent holder[s] hereof are hereinafter referred to collectively as "Holder"), without grace, at the office of Payee at 550 Main Street, Knoxville, Tennessee 37902, or at such other place as Holder may designate to Maker in writing form time to time, the principal sum of THREE MILLION AND NO/100THS DOLLARS ($3,000,000), or such other amount as may hereafter be outstanding hereunder pursuant to that certain Loan Agreement of even date herewith between Maker and Payee (the "Loan Agreement"), whichever is less, together with interest on the outstanding principal balance hereof from date at an annual rate equal to the interest rate designated from time to time by Payee as its "Prime Rate", plus one-half of one percent (.50%), which rate shall be adjusted on each day that said Prime Rate changes; provided that in no event shall the rate of interest payable in respect of the indebtedness evidenced hereby exceed the maximum rate of interest from time to time allowed to be charged by applicable law (the "Maximum Rate"). Interest shall be calculated at the basis of a 360-day year for each day that all or any part of the indebtedness evidenced hereby shall be outstanding, to the extent permitted by applicable law.

         Interest only on the outstanding principal balance hereof shall be due and payable monthly, in arrears, with the first installment being payable on February 1, 1999 and subsequent installments being payable on the first day of each succeeding month thereafter until the Maturity Date, at which time the entire outstanding principal balance hereof, together with all accrued and unpaid interest, shall be due and payable in full; provided, however, that in the event the Maker executes and delivers to the Payee the Term Note and the Revolving Credit Line Note (as defined in the Loan Agreement) on or before the Maturity Date, the indebtedness evidenced hereby shall thereafter be evidenced by the Term Note and the Revolving Credit Line Note.

         All payments in respect to the indebtedness evidenced hereby shall be made in collected funds, and shall be applied to principal, accrued interest and charges and expenses owing under or in connection with this Note in such order as Holder elects.

         The indebtedness evidenced hereby may be prepaid in whole or in part, at any time and from time to time, without penalty or premium.

         Any advance by Payee to Maker that is not evidenced by another instrument or agreement between the parties shall be conclusively presumed to have been made hereunder when such advance is either (1) deposited or credited to an account of Maker with Payee, notwithstanding that such advance was requested, orally or in writing, by someone other than Maker or that someone other than Maker is authorized to draw on such account and may or does withdraw the whole or part of such advance, or (2) made in accordance with the oral or written instructions of Maker. The entire balance of all advances hereunder that may be outstanding from time to time shall constitute a single



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indebtedness,  and no single advance  increasing the outstanding  balance hereof shall itself be considered a separate loan, but rather an increase in the aggregate outstanding balance of the indebtedness evidenced hereby.

         Time is of the essence of this Note. It is hereby expressly agreed that in the event that any default be made in the payment of principal or interest when due as stipulated above; or in the event that any Event of Default, as defined in the Loan Agreement, shall occur; or should any default or event of default occur under any other instrument or document now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced hereby subject to any applicable cure periods; then and in such event, the entire outstanding principal balance of the indebtedness evidence hereby, together with any other sums advanced hereunder, under the Loan Agreement or under any other instrument, document or agreement now or hereafter evidencing securing or in any way relating to the indebtedness evidenced hereby, together with all unpaid interest accrued thereon, shall at the option of Holder and without notice to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Upon the occurrence of any default as set forth herein, at the option of Holder and without notice to Maker, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at a rate (the "Default Rate") equal to the lesser of (i) the rate that is four percentage points (4%) in excess of Payee's Prime Rate, as it varies from time to time, or (ii) the Maximum Rate, regardless of whether there has been an acceleration of the payment of principal as set forth herein. All such interest shall be paid at the time of and as a condition precedent to the curing of any such default.

         To the extend permitted by applicable law, Maker shall pay to Holder a late charge equal to four percent (4%) of any payment hereunder that is not received by Holder within fifteen (15) days of the date on which it is due, in order to cover the additional expenses incident to the handling and processing of delinquent payments; provided, however, that nothing in this provision shall be deemed to waive any other right or remedy of the Holder hereof by reason of Maker's failure to make payments when due hereunder.

         In the event this Note is placed in the hands of an attorney for collection or for enforcement or protection of the security, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby or the enforcement or protection of the security, Maker and any endorsers hereof agree to pay a reasonable attorney's fee, all court and other costs, and the reasonable costs of any collection efforts.

         Presentment for payment, demand, protest and nonpayment are hereby waive by Maker and all other parties hereto. No failure to accelerate the indebtedness evidenced hereby by reason of default hereunder, acceptance of a past-due installment or other indulgences granted from time to time, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable laws. Unless otherwise specifically agreed by Holder in writing, the liability of Maker and all other persons now or hereafter liable for payment of the indebtedness evidenced hereby, or any portion thereof, shall not be affected by
(1) any renewal hereof or other extension of the time for

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payment  of the  indebtedness  evidenced  hereby or any  amount  due in  respect thereof, (2) the release of all or any part of any collateral now or hereafter securing the payment of the indebtedness evidenced hereby or any portion thereof, or (3) the release of or resort to any person now or hereafter liable for payment of the indebtedness evidenced hereby or any portion thereof. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         The indebtedness and other obligations evidenced by this Note are further evidenced and/or secured by a (1) Pledge Agreement from The Bethlehem Corporation for the benefit of Payee of even date herewith, (2) a Security
Agreement between the Maker and Payee of even date herewith, and (3) certain other instruments and documents as more particularly described in the Loan Agreement.

         All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the interest and loan charges agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the maximum amounts collectible under applicable laws in effect from time to time. If for any reason whatsoever the interest or loan charges paid or contracted to be paid in respect of the indebtedness evidenced thereby shall exceed the maximum amounts collectively under applicable laws in effect from time to time, then, ipso facto, the obligation to pay such interest and/or loan charges shall be reduced to the maximum amounts collectible under applicable laws in effect from time to time, and any amounts collected by Holder that exceed such maximum amounts shall be applied to the reduction of the principal balance remaining unpaid hereunder and/or refunded to Maker so that at no time shall the interest or loan charges paid or payable in respect of the indebtedness evidenced hereby exceed the maximum amounts permitted from time to time by applicable law. This provision shall control every other provision in any and all other agreements and instruments now existing or hereafter arising between Maker and Holder with respect to the indebtedness evidenced hereby.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, except to the extent that Federal law may be applicable to the determination of the Maximum Rate.

         As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. In the event that more than one person, firm or entity is a maker hereunder then all reference to "Maker" shall be deemed to refer equally to each of said persons, firms, or entities, all of whom shall be jointly and severally liable for all of the obligations of Maker hereunder.

         ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE MAKER AND THE LENDER, INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE

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APPLICABLE  STATE LAW),  THE RULES OF PRACTICE AND PROCEDURE FOR  ARBITRATION OF
COMMERCIAL DISPUTES OF THE JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.) AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF AN INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING ANY ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS INSTRUMENT, AGREEMENT OR DOCUMENT RELATES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                  THE ARBITRATION SHALL BE CONDUCTED IN KNOX COUNTY, TENNESSEE, AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OR CAUSE, BE PERMITTED TO EXTEND THE COMMENCING OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

                  NOTHING IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C.ss.91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER: (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF ANY ACTION FOR FORECLOSURE OR FOR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         Maker represents to Lender that the proceeds of this Note are to be used primarily for business, commercial or agricultural purposes. Maker acknowledges having read and understood, and agrees to be bound by, all terms and conditions of this Note.


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         THIS WRITTEN PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE
PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officer as of the date first above written.


                                            MAKER:

                                            BETHLEHEM ADVANCED MATERIALS
                                            CORPORATION



                                            By: ________________________________
                                            Title:______________________________


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